UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22482

Nuveen Energy MLP Total Return Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Annual Report November 30, 2014

JMF

Nuveen Energy MLP Total Return Fund

JMLP

Nuveen All Cap Energy MLP Opportunities Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF's asset management business. Nuveen's existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund's sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund's operations.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	9
Share Information	10
Risk Considerations	12
Performance Overview and Holding Summaries	13
Shareholder Meeting Report	15
Report of Independent Registered Public Accounting Firm	16
Portfolios of Investments	17
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Statement of Cash Flows	24
Financial Highlights	26
Notes to Financial Statements	28
Additional Fund Information	38
Glossary of Terms Used in this Report	39
Reinvest Automatically, Easily and Conveniently	40
Board Members & Officers	41

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government's structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
January 23, 2015

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

The Funds investment adviser is Nuveen Fund Advisors, LLC (NFAL), an affiliate of Nuveen Investments, Inc. These Funds feature portfolio management by the MLP & Energy Infrastructure team of Advisory Research, Inc., which is a wholly-owned subsidiary of Piper Jaffray Companies. James J. Cunnane Jr., CFA, Chief Investment Officer for the MLP & Energy Infrastructure team and Quinn T. Kiley, Managing Director and Senior Portfolio Manager, co-manage the Funds. Here they discuss economic and market conditions, their investment strategies and the performance of the Funds for the twelve-month reporting period for JMF and the abbreviated since inception period March 26, 2014 through November 30, 2014 for JMLP.

On January 1, 2014 the FAMCO MLP team changed its name to Advisory Research, Inc. There were no changes to the Funds' portfolio management or investment objectives.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended November 30, 2014?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed's 2% longer-run goal. However, if economic data shows faster progress toward the Fed's employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the fed funds rate since 2006 could occur sooner than expected.

In the third quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 3.9% annual rate, compared with -2.1% in the first quarter of 2014 and 4.6% in the second quarter. Third-quarter growth was attributed in part to expanded business investment in equipment and a major increase in military spending. The Consumer Price Index (CPI) rose 1.3% year-over-year as of November 2014, while the core CPI (which excludes food and energy) increased 1.7% during the same period, below the Fed's unofficial longer term inflation objective of 2.0%. As of November 2014, the national unemployment rate was 5.8%, the lowest level since July 2008, down from the 7.2%

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Nuveen Investments

Portfolio Managers' Comments (continued)

reported in November 2013. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.6% for the twelve months ended October 2014 (most recent data available at the time this report was prepared).

As investor sentiment and risk aversion fluctuated throughout the reporting period, U.S. equities across the risk spectrum posted generally positive returns supported by solid corporate earnings, positive economic reports and continued accommodative monetary policy. During the first few months of this reporting period, the financial markets were unsettled in the aftermath of widespread uncertainty about the future of the Fed's quantitative easing program. Also contributing to investor concern was Congress's failure to reach agreement on the Fiscal 2014 federal budget, which had triggered sequestration, or automatic spending cuts and a 16-day federal government shutdown in October 2013. As we moved into 2014, investors quickly shook off these issues and the current bull market in the U.S. entered its sixth year. Then, midway through the first calendar quarter, investors grew concerned about the dampening effects of severe winter weather on near-term growth, firmer language from the Fed regarding potential stimulus withdrawal and mounting tensions with Russia over its territorial assertions in Ukraine. The stock market experienced a rather quick and dramatic rotation away from higher growth, higher price/earnings ratio stocks that had performed so well in 2013 and into more defensive, value-oriented stocks. As we moved into the spring and summer months, equity markets again hit new highs as U.S. data improved and policy uncertainty was reduced. Market volatility declined to levels near historical lows prompting some concern from market analysts and policymakers who believed that investors may be growing overly complacent. As conditions improved on the domestic front, however, global growth was called into question as China and the emerging markets slowed, while Europe slipped back into a recession. The U.S. dollar strengthened dramatically, which weighed on the prices of all commodities. Oil prices experienced a dramatic decline from their early-June high of approximately $105/barrel and ended the reporting period at approximately $65/barrel (source: West Texas Intermediate (WTI)). Increasing production from the U.S., along with the Organization of the Petroleum Exporting Countries (OPEC) declining to curtail production led crude prices lower with WTI closing the reporting period down 38%. This brought down master limited partnerships (MLP) security values with it.

How did the Funds perform during this twelve-month reporting period ended November 30, 2014?

The tables in each Fund's Performance Overview and Holding Summaries section of this report provides total returns for the one-year and/or since inception periods ended November 30, 2014. Each Fund's total returns at net asset value (NAV) are compared with the performance of a corresponding market index. JMF's NAV outperformed the Alerian MLP Index and underperformed the S&P 500® Index during the twelve-month reporting period, while JMLP's NAV underperformed the Alerian MLP Index and the S&P 500® Index during the since inception period March 26, 2014 through November 30, 2014.

It is important to remember that each Fund is treated as a "C" Corporation for U.S. federal income tax purposes and therefore is a taxable entity, meaning they recognize either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. The accounting treatment of the tax impact of gains and losses in the Funds' portfolios is intended to ensure that the Funds' NAVs reflect the net after-tax value of the Funds' portfolios. The Funds also employ leverage, which is further discussed later in the Fund Leverage section of this report. The Funds' tax structure and leverage should be considered when comparing the Funds' performance to the Alerian MLP Index and S&P 500® Index as neither index is leveraged nor affected by the tax treatment of gains or losses. As a result, the Fund's after tax performance could differ significantly from the actual portfolio returns and the indexes, even if the pre-tax performance of the Fund and the performance of the indexes are similar.

Nuveen Investments

What were the Funds' primary investment strategies and how did these strategies affect the Funds' performance during the reporting period ended November 30, 2014?

JMF continues to invest primarily in publicly traded master limited partnerships (MLPs) operating primarily in the energy sector with the main objective of providing a tax-advantaged total return. During the reporting period, the Fund was primarily invested in midstream MLPs that own pipelines and other infrastructure facilities. This comes from our belief in anticipated growth of production from non-conventional oil and gas reserves throughout the U.S. over the next 5-10 years. The increase in production suggests the need for new energy infrastructure. We believe this environment is supportive of MLP cash flows and valuations over the long-term.

The twelve month reporting period ending November 30, 2014, was volatile for energy securities. The first half of the year was supportive with global economic growth and geopolitical tension pushing commodity prices higher, with WTI crude oil prices peaking over $105 per barrel. From this peak, a strengthening dollar, increasing production from the U.S. and OPEC declining to curtail production led crude prices lower with WTI closing the period down 38% and lowering MLP security values overall.

JMF's portfolio performance, prior to the impact of leverage and taxes, compared favorably to the Alerian MLP Index for the twelve-month reporting period ended November 30, 2014 due to two factors: security selection and overweight allocations to high quality, large-cap MLPs.

JMF's use of leverage through bank borrowings also contributed to performance. As the Fund's portfolio produced positive returns during the reporting period, its leverage positively impacted performance. Given the relatively low cost of the borrowings facility, leverage allowed the portfolio to pay out a higher distribution than it would have been capable of without the facility.

A strategy that benefited the Fund during the reporting period was choosing to buy the securities of MLPs with the highest expected distribution growth rates. This trend was dominant earlier in the reporting period, and despite somewhat of a reversal in the second half, the allocation to high growth and away from lower growth MLPs proved a profitable decision during the entire reporting period.

In the past, the Fund has benefited from investing through private placements with certain MLPs. The Fund did not execute any private placement transactions during the reporting period and there were no restricted securities in the portfolio at the end of the reporting period.

JMLP commenced operations on March 26, 2014 and is invested primarily in energy MLPs that own and operate businesses in the energy and natural resource industries. The Fund eliminated certain MLPs from consideration through a unique screening process conducted by Advisory Research. First, the Fund excludes the ten largest MLPs in the Index. This decision created a portfolio that has a smaller capitalization and is significantly differentiated from the Index and from JMF. Second, Advisory Research removes from consideration those MLPs that were in the lowest 30% of quality, as measured by the Advisory Research's MLP proprietary "Quality Scorecard," which ranks each constituent of the investable MLP universe according to qualitative metrics. From the remaining universe of MLPs, the Fund intends to purchase a diversified portfolio that produces adequate cash flow to support the Fund's distributions and has the potential for future appreciation.

Capital markets were strong during the reporting period since the Fund's commencement of operations on March 26, 2014. MLPs, as measured by the Alerian MLP Index, returned 10.9% during the abbreviated reporting period. While this back-drop is a positive for the Fund's strategy, it can be difficult for comparison purposes when the Fund was in its initial invest-up phase.

One of the reasons for the Fund's underperformance versus the benchmark was the underweight to large-caps MLPs. This underweight was due to the Fund not investing in the ten largest positions of the Alerian MLP Index, which are mostly large-cap holdings. In the market downturn during the fourth quarter of the reporting period, small and mid-cap MLPs

Nuveen Investments

Portfolio Managers' Comments (continued)

underperformed large-cap names, thus impacting performance. Another detractor from performance was our allocation to higher yielding MLPs which performed poorly during the reporting period. The Fund's performance benefited from its strategy of eliminating low quality MLPs from investment consideration as these MLPs posted losses compared to overall positive returns for the portfolio.

As we mentioned previously, crude oil prices have dropped significantly. We have been asked how MLPs are affected by declining crude oil costs. Unless crude oil prices move to extremely high or low levels and start to impact the level of supply or demand, MLPs are generally not impacted as much. MLPs are generally involved in the midstream portion of the energy business. Midstream companies are in the business of charging a fee to transport energy products from where they are produced to where they are consumed. The nature of the midstream business makes it more sensitive to the volume of energy products that they carry and less sensitive to the price of energy products.

The current sell-off has pushed crude oil prices to a level that is likely to impact supply. We expect the spending and growth plans of certain producers to be reduced. A reduction of spending may eventually result in a lower growth rate in the volumes that need to be transported.

While we don't believe that current crude oil prices will impact the current distributions of the MLPs held in the Funds, we do believe that there may be a moderation in the future growth of distributions across the MLP asset class.

The volume of energy products available to be transported tends to grow at a slow and steady rate over time. An increase in U.S. energy production since 2006 has significantly boosted the supply available for transportation. This increase in volume has allowed many MLPs to grow their businesses and their distributions to unitholders at higher levels than the long-term historical average.

Relative to the Alerian MLP Index, our Funds' portfolios benefit from two factors. First, we do not buy low quality MLPs. A portion of our assessment of quality is tied to the commodity sensitivity of each MLP's distributions. We tend to avoid MLPs with higher levels of commodity sensitivity. We estimate current commodity price exposure by measuring the underlying cash flows exposed directly to commodity prices. For the JMF and JMLP portfolios, commodity price exposure is approximately 17.5% and 16.4%, respectively, which is slightly less than the 18.5% for the Alerian MLP Index. We should point out this number does not take into account hedges or long-term contracts, both of which will mitigate overall exposure. Second, most of our holdings have parent companies that are large, well-capitalized companies. We believe crude oil prices will stabilize in a range where oil producers' businesses can continue to be profitable over the long-term. Short-term impacts may likely impact smaller producers and may present long-term growth opportunities to larger, well-capitalized companies.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Funds decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Funds generally are rising. As mentioned previously, leverage had a positive impact on the performance of JMF during this reporting period. Leverage had a modestly negative impact on the performance of JMLP during this abbreviated since inception period March 26, 2014 through November 30, 2014.

During the reporting period, JMF continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage. During the reporting period, these swaps had a minor negative impact on overall fund performance. At the end of the period, these swaps were restructured; the maturity was moved out into the future, and an option was sold to allow the swap counterparty to extend the swap by two further years. This transaction allowed a lower all-in fixed rate for the portion of leverage covered by the swap.

As of November 30, 2014, the Funds' percentages of leverage are as shown in the accompanying table.

	JMF	JMLP
Effective Leverage*	26.54%	26.46%
Regulatory Leverage*	26.54%	26.46%

*  Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of November 30, 2014, the Funds have outstanding bank borrowings as shown in the accompanying table.

	JMF	JMLP
Bank Borrowings	$315,000,000	$85,000,000

Refer to Notes to Financial Statements, Note 7 – Borrowing Arrangements for further details.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds' distributions is current as of November 30, 2014. Each Fund's distribution levels may vary over time based on each Fund's investment activities and portfolio investment value changes.

During the current reporting period, each Fund's quarterly dividends to shareholders were as shown in the accompanying table.

	Per Share Amounts
Ex-Distribution Date	JMF	JMLP
January	$0.3160	$–
April	0.3160	0.3270
July	0.3220	0.3320
October	0.3270	0.3360

Each Fund in this report uses a cash flow-based distribution approach, designed to provide attractive quarterly distributions throughout the year, in amounts based on each Fund's net cash flow received from portfolio investments. Net cash flow consists primarily of distributions received from each Fund's investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses. Currently, the Funds intend to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components, such as realized or unrealized capital gains and/or returns of Fund principal. For additional information regarding the distribution approach please visit the distribution section of the Funds' website at www.nuveen.com.

For purposes of determining the income tax characterization of each Fund's distributions, the amount of each Fund's distributions attributable to each Fund's earnings and profits for federal income tax purposes are characterized to Fund shareholders as taxable ordinary dividends, while the amount of distributions in excess of each Fund's earnings and profits for federal income tax purposes are characterized as a return of capital. The Funds will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of their distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund's annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by each MLP held by the Funds on the MLP's Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses.

Each Fund treats distributions from any given MLP holding as a return of capital to the extent of the Funds' income tax basis in that MLP, and will reduce its basis in that MLP holding by the amount of such distribution so treated as a return of capital. In contrast, each Fund will recognize income (and thereby increase its earnings and profits) if and to the extent that it receives a distribution from an MLP holding that exceeds its income tax basis in that MLP holding.

Nuveen Investments

The following table provides information regarding each Fund's distributions and total return performance for the fiscal year ended November 30, 2014.This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet their distributions.

As of November 30, 2014	JMF	JMLP
Inception date	2/23/11	3/26/14
Fiscal year ended November 30, 2014:
Per share distribution:
From net investment income	$0.12	$0.21
Return of capital	1.16	0.79
Total per share distribution	$1.28	$1.00
Current Distribution Rate*	6.31%	8.22%
Annualized distribution rate on NAV	5.79%	5.40%
Average annual total returns:
1-Year on NAV	15.67%	N/A
Since inception on NAV	11.00%	1.97%

*  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

EQUITY SHELF PROGRAM

During the current reporting period, JMF was authorized to issue an additional 9.8 million shares through an equity shelf program. Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per share.

During the current reporting period, JMF did not sell shares through its equity shelf program.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on the Fund's equity shelf program.

SHARE REPURCHASES

During August 2014, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of November 30, 2014, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired shares as shown in the accompanying table.

	JMF	JMLP
Shares Cumulatively Repurchased and Retired	0	0
Shares Authorized for Repurchase	3,945,000	1,275,000

OTHER SHARE INFORMATION

As of November 30, 2014, and during the current reporting period, the Funds' share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JMF	JMLP
NAV	$22.10	$18.52
Share Price	$20.72	$16.35
Premium/(Discount) to NAV	(6.24)%	(11.72)%
12-Month Average Premium/(Discount) to NAV	(7.26)%	(3.31)%[1]

1  Average Premium/(Discount) to NAV since 3/26/14 inception.

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The Funds' investment program and the tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Energy Sector Risk. Because the Funds invests primarily in energy sector MLPs, concentration in this sector may present more risks than if the Funds were invested in numerous sectors of the economy.

MLP Units Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.

Non-Diversification and Concentration Risk. The Funds are able to invest a greater portion of their assets in obligations of a single issuer than a "diversified" fund. A nondiversified fund, or one with a portfolio concentrated in a particular industry or geographical region, may be affected disproportionately by the performance of a single security or relatively few securities as a result of adverse economic, regulatory, or market occurrences.

Leverage Risk. The Funds' use of leverage creates the possibility of higher volatility for the Funds' per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Nuveen Investments

JMF

Nuveen Energy MLP Total Return Fund

Performance Overview and Holding Summaries as of November 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2014

	Average Annual
	1-Year	Since Inception[1]
JMF at NAV	15.67%	11.00%
JMF at Share Price	13.67%	7.98%
Alerian MLP Index	12.87%	13.61%
S&P 500® Index	16.86%	15.39%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(as a % of net assets)

Master Limited Partnerships & MLP Affiliates	144.6%
Common Stocks	15.2%
Short-Term Investments	0.2%
Other Assets Less Liabilities	(0.5)%
Net Assets Plus Borrowings and Deferred Tax Liability, net	159.5%
Borrowings	(36.1)%
Deferred Tax Liability, net	(23.4)%
Net Assets	100.0%

Portfolio Composition

(as a % of total investments)2

Oil, Gas & Consumable Fuels	99.3%
Energy Equipment & Services	0.6%
Short-Term Investments	0.1%
Total	100.0%

Top Ten Issuers

(as a % of total long-term investments)2

Energy Transfer Equity LP	11.0%
Kinder Morgan, Inc.	9.5%
Enterprise Products Partners LP	8.0%
Williams Partners LP	6.7%
Magellan Midstream Partners LP	6.3%
Plains All American Pipeline LP	6.1%
Buckeye Partners LP	5.2%
DCP Midstream Partners LP	4.4%
MarkWest Energy Partners LP	4.1%
EQT Midstream Partners LP	2.8%

1  Since inception returns are from 2/23/11.

2  Excluding investments in derivatives.

Nuveen Investments

JMLP

Nuveen All Cap Energy MLP Opportunities Fund

Performance Overview and Holding Summaries as of November 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of November 30, 2014

Cumulative
Since Inception[1]
JMLP at NAV	1.97%
JMLP at Share Price	(13.76)%
Alerian MLP Index	10.88%
S&P 500® Index	13.18%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(as a % of net assets)

Master Limited Partnerships & MLP Affiliates	127.8%
Common Stocks	9.6%
Short-Term Investments	1.0%
Other Assets Less Liabilities	(1.6)%
Net Assets Plus Borrowings and Deferred Tax Liability, net	136.8%
Borrowings	(36.0)%
Deferred Tax Liability, net	(0.8)%
Net Assets	100.0%

Portfolio Composition

(as a % of total investments)

Oil, Gas & Consumable Fuels	90.0%
Energy Equipment & Services	5.6%
Gas Utilities	3.7%
Short-Term Investments	0.7%
Total	100.0%

Top Ten Issuers

(as a % of total long-term investments)

Kinder Morgan, Inc.	7.0%
Energy Transfer Equity LP	6.1%
TC PipeLines LP	6.0%
Atlas Pipeline Partners LP	5.9%
Crestwood Midstream Partners LP	4.8%
Enbridge Energy Partners LP	4.5%
Exterran Partners LP	4.4%
Teekay Offshore Partners LP	3.9%
EV Energy Partners LP	3.9%
AmeriGas Partners LP	3.8%

1  Since inception returns are from 3/26/14.

Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for JMF; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement and to elect Board Members.

A special meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for JMLP; at this meeting the shareholders were asked to vote to approve a new investment management agreement and to approve a new sub-advisory agreement. The meeting was subsequently adjourned to August 15, 2014, September 19, 2014, September 29, 2014, October 15, 2014, October 31, 2014 and again to November 7, 2014 for JMLP.

	JMF	JMLP
	Common Shares	Common Shares
To approve a new investment management agreement
For	16,667,743	6,018,921
Against	453,195	140,741
Abstain	519,391	248,881
Broker Non-Votes	3,778,533	—
Total	21,418,862	6,408,543
To approve a new sub-advisory agreement
For	16,572,052	5,978,506
Against	508,195	155,080
Abstain	560,082	274,957
Broker Non-Votes	3,778,533	—
Total	21,418,862	6,408,543
Approval of the Board Members was reached as follows:
William Adams IV
For	20,922,669	—
Withhold	496,193	—
Total	21,418,862	—
David J. Kundert
For	20,892,999	—
Withhold	525,863	—
Total	21,418,862	—
John K. Nelson
For	20,922,115	—
Withhold	496,747	—
Total	21,418,862	—
Terence J. Toth
For	20,910,385	—
Withhold	508,477	—
Total	21,418,862	—

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Nuveen Energy MLP Total Return Fund and
Nuveen All Cap Energy MLP Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Nuveen Energy MLP Total Return Fund and Nuveen All Cap Energy MLP Opportunities Fund (hereinafter referred to as the "Funds") at November 30, 2014, the results of each of their operations and their cash flows for Nuveen Energy MLP Total Return Fund for the year then ended and for Nuveen All Cap Energy MLP Opportunities Fund for the period March 26, 2014 (commencement of operations) through November 30, 2014, the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
January 27, 2015

Nuveen Investments

JMF

Nuveen Energy MLP Total Return Fund

Portfolio of Investments  November 30, 2014

Shares/Units	Description (1)	Value
	LONG-TERM INVESTMENTS – 159.8% (99.9% of Total Investments)
	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 144.6% (90.4% of Total Investments)
	Energy Equipment & Services – 0.9% (0.6% of Total Investments)
320,336	Exterran Partners LP	$7,918,706
	Oil, Gas & Consumable Fuels – 143.7% (89.8% of Total Investments)
587,590	Access Midstream Partners LP	36,830,141
181,545	Alliance Holdings GP LP	12,168,961
226,850	Alliance Resource Partners LP	10,448,711
276,085	Antero Midstream Partners LP, (2)	7,644,794
663,539	Atlas Pipeline Partners LP	21,790,621
934,885	Buckeye Partners LP	71,864,610
127,210	Cone Midstream Partners LP, (2)	3,493,187
2,352,805	Crestwood Equity Partners LP	21,175,245
1,796,142	Crestwood Midstream Partners LP	36,066,531
1,267,469	DCP Midstream Partners LP	60,724,440
491,590	Delek Logistics Partners LP	18,183,914
724,175	Enable Midstream Partners LP	14,570,401
361,234	Enbridge Energy Management LLC, (3)	13,148,918
115,000	Enbridge Energy Partners LP	4,312,500
2,580,419	Energy Transfer Equity LP	153,251,084
576,005	EnLink Midstream Partners LP	16,064,779
2,971,608	Enterprise Products Partners LP	110,959,843
460,260	EQT Midstream Partners LP	38,496,146
1,011,215	EV Energy Partners LP	28,647,721
741,252	Genesis Energy LP	32,637,326
341,180	Golar LNG Partners LP, (9)	11,224,822
293,075	JP Energy Partners LP, (2)	4,278,895
1,058,451	Magellan Midstream Partners LP	87,735,003
801,895	MarkWest Energy Partners LP	56,982,659
608,895	Navios Maritime Midstream Partners LP, (2)	7,970,436
251,820	Oiltanking Partners LP	12,155,351
709,615	Oxford Resource Partners LP	780,577
71,965	PBF Logistics LP	1,642,961
1,638,298	Plains All American Pipeline LP	84,290,432
152,745	QEP Midstream Partners LP	2,451,557
131,850	Rose Rock Midstream LP	7,077,708
96,955	Shell Midstream Partners LP, (2)	3,540,797
754,910	Southcross Energy Partners LP	13,165,630
162,550	Tallgrass Energy Partners LP	6,945,762
511,955	TC PipeLines LP	36,855,640
692,635	Teekay Offshore Partners LP	17,807,646
341,910	Tesoro Logistics LP	19,581,186
248,455	USD Partners LP, (2)	3,709,433
40,720	Valero Energy Partners LP	1,698,838
287,885	VTTI Energy Partners LP, (9)	7,038,788
357,575	Western Gas Partners LP	25,362,795
448,690	Western Gas Equity Partners LP	28,177,732
1,809,422	Williams Partners LP, (4)	93,619,494
327,922	World Point Terminals LP	6,220,680
	Total Oil, Gas & Consumable Fuels	1,252,794,695
	Total Master Limited Partnerships & MLP Affiliates (cost $810,034,651)	1,260,713,401

Nuveen Investments

JMF  Nuveen Energy MLP Total Return Fund
Portfolio of Investments (continued)  November 30, 2014

Shares	Description (1)			Value
	COMMON STOCKS – 15.2% (9.5% of Total Investments)
	Oil, Gas & Consumable Fuels – 15.2% (9.5% of Total Investments)
3,201,194	Kinder Morgan, Inc., (9)			$132,369,380
	Total Common Stocks (cost $98,491,893)			132,369,380
	Total Long-Term Investments (cost $908,526,544)			1,393,082,781
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.2% (0.1% of Total Investments)
$1,801	Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/28/14, repurchase price $1,800,608, collateralized by $1,800,000 U.S. Treasury Notes, 2.375%, due 8/15/24, value $1,838,534	0.000%	12/01/14	$1,800,608
	Total Short-Term Investments (cost $1,800,608)			1,800,608
	Total Investments (cost $910,327,152) – 160.0%			1,394,883,389
	Borrowings – (36.1)% (5), (6)			(315,000,000)
	Deferred Tax Liability, net – (23.4)%			(203,803,732)
	Other Assets Less Liabilities – (0.5)% (7)			(4,174,978)
	Net Assets – 100%			$871,904,679

Investments in Derivatives as of November 30, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Unrealized Appreciation (Depreciation) (7)
JPMorgan	$96,375,000	Receive	1-Month USD-LIBOR-BBA	1.735%	Monthly	12/01/15	12/01/20	$(837,203)
JPMorgan	96,375,000	Receive	1-Month USD-LIBOR-BBA	2.188	Monthly	12/01/15	12/01/22	(1,581,181)
	$192,750,000							$(2,418,384)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)  Represents a new security, which has not made an initial distribution to shareholders.

(3)  Distributions are paid in-kind.

(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)  Borrowings as a percentage of total investments is 22.6%.

(6)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $702,412,584 have been pledged as collateral for Borrowings.

(7)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(8)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

(9)  Distribution designated as ordinary income which is recognized as "Dividend income" on the Statement of Operations.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association.

See accompanying notes to financial statements.

Nuveen Investments

JMLP

Nuveen All Cap Energy MLP Opportunities Fund

Portfolio of Investments  November 30, 2014

Shares/Units	Description (1)	Value
	LONG-TERM INVESTMENTS – 137.4% (99.3% of Total Investments)
	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 127.8% (92.4% of Total Investments)
	Energy Equipment & Services – 7.7% (5.6% of Total Investments)
93,262	CSI Compressco LP	$1,905,343
575,682	Exterran Partners LP	14,230,859
109,000	Seadrill Limited, (6)	1,844,280
10,505	Transocean Partners LLC, (6)	164,718
	Total Energy Equipment & Services	18,145,200
	Gas Utilities – 5.2% (3.7% of Total Investments)
264,500	AmeriGas Partners LP	12,217,255
	Oil, Gas & Consumable Fuels – 114.9% (83.1% of Total Investments)
34,595	Alliance Holdings GP LP	2,318,903
36,876	Alliance Resource Partners LP	1,698,509
436,313	American Midstream Partners LP	9,738,506
105,940	Antero Midstream Partners LP, (2)	2,933,479
373,902	Arc Logisitics Partners LP	8,225,844
169,700	Atlas Energy LP	6,020,956
580,736	Atlas Pipeline Partners LP	19,071,370
37,330	Cone Midstream Partners LP, (2)	1,025,082
130,500	Crestwood Equity Partners LP	1,174,500
771,831	Crestwood Midstream Partners LP	15,498,366
188,838	DCP Midstream Partners LP	9,047,229
97,160	Delek Logistics Partners LP	3,593,948
183,740	Enable Midstream Partners LP	3,696,849
179,841	Enbridge Energy Management LLC, (3)	6,546,212
390,631	Enbridge Energy Partners LP	14,648,663
331,247	Energy Transfer Equity LP	19,672,759
310,000	EnLink Midstream Partners LP	8,645,900
31,765	EQT Midstream Partners LP	2,656,825
441,322	EV Energy Partners LP	12,502,652
98,850	Global Partners LP	4,131,930
166,085	Golar LNG Partners LP, (6)	5,464,197
337,000	Holly Energy Partners LP	11,340,050
175,700	JP Energy Partners LP, (2)	2,565,220
125,520	KNOT Offshore Partners LP, (6)	2,776,502
91,900	Marlin Midstream Partners LP	1,655,119
142,985	Navios Maritime Midstream Partners LP, (2)	1,871,674
132,490	NGL Energy Partners LP	4,623,901
18,085	PBF Logistics LP	412,881
75,890	Rose Rock Midstream LP	4,073,775
23,400	Shell Midstream Partners LP, (2)	854,568
304,016	Southcross Energy Partners LP	5,302,039
76,100	Summit Midstream Partners LP	3,454,940
59,120	Sunoco LP	2,776,275
110,723	Targa Resources Partners LP	6,070,942
269,103	TC PipeLines LP	19,372,725
487,289	Teekay Offshore Partners LP	12,528,200
241,384	Teekay LNG Partners LP	8,694,652
176,685	Tesoro Logistics LP	10,118,750
112,488	TransMontaigne Partners LP	4,151,932
208,702	USD Partners LP, (2)	3,115,921
70,515	VTTI Energy Partners LP, (6)	1,724,092
306,385	World Point Terminals LP	5,812,123
	Total Oil, Gas & Consumable Fuels	271,608,960
	Total Master Limited Partnerships & MLP Affiliates (cost $296,857,949)	301,971,415

Nuveen Investments

JMLP  Nuveen All Cap Energy MLP Opportunities Fund
Portfolio of Investments (continued)  November 30, 2014

Shares	Description (1)			Value
	COMMON STOCKS - 9.6% (6.9% of Total Investments)
	Oil, Gas & Consumable Fuels - 9.6% (6.9% of Total Investments)
547,858	Kinder Morgan, Inc.			$22,653,928
	Total Common Stocks (cost $22,755,311)			22,653,928
	Total Long-Term Investments (cost $319,613,260)			324,625,343
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.0% (0.7% of Total Investments)
$2,275	Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/28/14, repurchase price $2,275,481, collateralized by $2,275,000 U.S. Treasury Notes, 2.375%, due 8/15/24, value $2,323,703	0.000%	12/01/14	$2,275,481
	Total Short-Term Investments (cost $2,275,481)			2,275,481
	Total Investments (cost $321,888,741) – 138.4%			326,900,824
	Borrowings – (36.0)% (4), (5)			(85,000,000)
	Deferred Tax Liability, net – (0.8)%			(1,872,117)
	Other Assets Less Liabilities – (1.6)%			(3,747,216)
	Net Assets – 100%			$236,281,491

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)  Represents a new security, which has not made an initial distribution to shareholders.

(3)  Distributions are paid in-kind.

(4)  Borrowings as a percentage of total investments is 26.0%.

(5)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $185,323,842 have been pledged as collateral for Borrowings.

(6)  Distribution designated as ordinary income which is recognized as "Dividend income" on the Statement of Operations.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  November 30, 2014

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Assets
Long-term investments, at value (cost $908,526,544 and $319,613,260, respectively)	$1,393,082,781	$324,625,343
Short-term investments, at value (cost approximates value)	1,800,608	2,275,481
Receivable for investments sold	6,132,213	23,109,306
Deferred offering costs	212,000	—
Other assets	36,155	3,580
Total assets	1,401,263,757	350,013,710
Liabilities
Borrowings	315,000,000	85,000,000
Unrealized depreciation on interest rate swaps	2,418,384	—
Payable for:
Interest	237,611	60,576
Investments purchased	5,911,503	24,853,446
Federal income tax	—	1,385,569
State income tax	244,933	148,027
Deferred tax liability, net	203,803,732	1,872,117
Accrued expenses:
State franchise tax	71,796	43,791
Management fees	1,045,222	287,151
Trustees fees	43,126	5,309
Shelf offering costs	212,645	—
Other	370,126	76,233
Total liabilities	529,359,078	113,732,219
Net assets	$871,904,679	$236,281,491
Shares outstanding	39,445,748	12,756,760
Net asset value ("NAV") per share outstanding	$22.10	$18.52
Net assets consist of:
Shares, $.01 par value per share	$394,457	$127,568
Paid-in surplus	531,558,607	233,013,957
Accumulated net investment income (loss), net of tax	(62,876,269)	(6,098,857)
Accumulated net realized gain (loss), net of tax	63,868,340	5,242,755
Net unrealized appreciation (depreciation), net of tax	338,959,544	3,996,068
Net assets	$871,904,679	$236,281,491
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended November 30, 2014

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)(1)
Investment Income
Distributions from Master Limited Partnerships ("MLPs")	$58,299,240	$14,928,914
Less: Return of capital on distributions from MLPs	(58,299,240)	(14,928,914)
Dividends	3,321,927	622,985
Interest	68,425	15,717
Total investment income	3,390,352	638,702
Expenses
Management fees	(12,169,733)	(2,333,727)
Shareholder servicing agent fees and expenses	(358)	(265)
Interest expense on borrowings	(2,769,718)	(439,605)
Custodian fees and expenses	(159,863)	(40,285)
Trustees fees and expenses	(39,997)	(10,285)
Professional fees	(192,491)	(68,744)
Shareholder reporting expenses	(104,230)	(24,949)
Stock exchange listing fees	(12,976)	—
Investor relations expenses	(187,828)	(22,425)
Franchise tax expenses	(89,382)	(43,791)
Other expenses	(159,154)	(7,138)
Total expenses	(15,885,730)	(2,991,214)
Net investment income (loss) before taxes	(12,495,378)	(2,352,512)
Deferred tax benefit	4,354,164	476,886
Current tax (expense)	(4,600,581)	(1,533,596)
Net investment income (loss)	(12,741,795)	(3,409,222)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	13,310,898	6,575,743
Deferred tax (expense)/benefit	(4,638,341)	(1,332,988)
Net realized gain (loss) from investments	8,672,557	5,242,755
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	203,421,618	5,012,083
Swaps before taxes	(5,614,708)	—
Deferred tax (expense)/benefit	(68,928,177)	(1,016,015)
Change in net unrealized appreciation (depreciation) of investments	128,878,733	3,996,068
Net realized and unrealized gain (loss)	137,551,290	9,238,823
Net increase (decrease) in net assets from operations	$124,809,495	$5,829,601

(1)  For the period March 26, 2014 (commencement of operations) through November 30, 2014.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
	Year Ended 11/30/14	Year Ended 11/30/13	For the Period 3/26/14 (commencement of operations) through 11/30/14
Operations
Net investment income (loss)	$(12,741,795)	$(11,305,533)	$(3,409,222)
Net realized gain (loss) from investments	8,672,557	66,160,687	5,242,755
Change in net unrealized appreciation (depreciation) of:
Investments	134,493,441	90,727,581	3,996,068
Swaps	(5,614,708)	2,042,600	—
Net increase (decrease) in net assets from operations	124,809,495	147,625,335	5,829,601
Distributions to Shareholders
From net investment income	(4,661,216)	(45,092,261)	(2,689,635)
Return of capital	(45,868,788)	(4,661,216)	(10,002,847)
Decrease in net assets from distributions to shareholders	(50,530,004)	(49,753,477)	(12,692,482)
Fund Share Transactions
Proceeds from sale of shares, net of offering costs	—	—	243,015,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	3,383,784	29,097
Net increase (decrease) in net assets from Fund share transactions	—	3,383,784	243,044,097
Net increase (decrease) in net assets	74,279,491	101,255,642	236,181,216
Net assets at the beginning of period	797,625,188	696,369,546	100,275
Net assets at the end of period	$871,904,679	$797,625,188	$236,281,491
Accumulated net investment income (loss), net of tax at the end of period	$(62,876,269)	$(45,473,258)	$(6,098,857)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Year Ended November 30, 2014

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$124,809,495	$5,829,601
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(96,772,248)	(406,615,537)
Proceeds from sales of investments	77,927,857	78,649,106
Proceeds from (Purchases of) short-term investments, net	(1,800,608)	(2,275,481)
Return of capital distributions from MLPs	58,299,240	14,928,914
(Increase) Decrease in:
Receivable for investments sold	(6,132,213)	(23,109,306)
Other assets	2,475	(3,580)
Increase (Decrease) in:
Deferred tax liability, net	69,212,355	1,872,117
Payable for interest	(18,956)	60,576
Payable for investments purchased	5,911,503	24,853,446
Payable for federal income tax	(1,203,733)	1,385,569
Payable for state income tax	(427,409)	148,027
Accrued state franchise tax expense	19,758	43,791
Accrued management fees	118,507	287,151
Accrued Trustees fees	13,251	5,309
Accrued shelf offering costs	212,665	—
Accrued other expenses	(331,858)	76,233
Net realized (gain) loss from investments	(13,310,898)	(6,575,743)
Change in net unrealized appreciation (depreciation) of:
Investments	(203,421,618)	(5,012,083)
Swaps	5,614,708	—
Net cash provided by (used in) operating activities	18,722,253	(315,451,890)
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	(212,000)	—
Proceeds from borrowings	32,000,000	85,000,000
Cash distributions paid to shareholders	(50,530,004)	(12,663,385)
Proceeds from sale of shares, net of offering costs	—	243,015,000
Net cash provided by (used in) financing activities	(18,742,004)	315,351,615
Net Increase (Decrease) in Cash	(19,751)	(100,275)
Cash at the beginning of period	19,751	100,275
Cash at the end of period	$—	$—
Supplemental Disclosures of Cash Flow Information	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cash paid for interest on borrowings	$2,770,921	$379,029
Non-cash financing activities not included herein consists of reinvestments of share distributions	—	29,097

See accompanying notes to financial statements.

Nuveen Investments

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Nuveen Investments

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Return of Capital	Total	Offering Costs	Ending NAV	Ending Market Value
Energy MLP Total Return (JMF)
Year Ended 11/30:
2014	$20.22	$(0.32)	$3.48	$3.16	$(0.12)	$(1.16)	$(1.28)	$—	$22.10	$20.72
2013	17.73	(0.29)	4.04	3.75	(1.14)	(0.12)	(1.26)	—	20.22	19.40
2012	17.22	0.05	1.72	1.77	—	(1.26)	(1.26)	—	17.73	18.28
2011(f)	19.10	(0.24)	(0.65)	(0.89)	—	(0.95)	(0.95)	(0.04)	17.22	16.66
All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2014(g)	19.10	(0.27)	0.73	0.46	(0.21)	(0.79)	(1.00)	(0.04)	18.52	16.35
	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Energy MLP Total Return (JMF)
Year Ended 11/30:
2014	$315,000	$3,768
2013	283,000	3,818
2012	257,000	3,710
2011(f)	125,000	4,280
All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2014(g)	85,000	3,780

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Before Income Taxes/ Tax Benefit (Expense)(d)		Ratios to Average Net Assets After Income Taxes/ Tax Benefit (Expense)(c)(d)			Ratios to Average Net Assets
	Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)		Current and Deferred Tax Benefit (Expense)	Portfolio Turnover Rate(e)
Energy MLP Total Return (JMF)
Year Ended 11/30:
2014	15.67%	13.67%	$871,905	(1.84)%	(1.45)%	(10.38)%	(1.47)%		(8.54)%	6%
2013	21.51	13.20	797,625	(1.98)	(1.97)	(13.22)	(1.48)		(11.25)	39
2012	10.71	17.87	696,370	(2.10)	(2.10)	(5.58)	0.25		(3.48)	45
2011(f)	(4.76)	(11.94)	409,905	(1.78)*	(1.78)*	(1.78)*	(1.78	)*	—	46
All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2014(g)	1.97	(13.76)	236,281	(1.77)*	(1.40)*	(3.13)*	(1.82	)*	(1.36)	25

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  Expense ratios include the current and deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).

(d)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 7 – Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Energy MLP Total Return (JMF)	Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 11/30:
2014	(0.32)%
2013	(0.41)
2012	(0.49)
2011(f)	(0.30)*
All Cap Energy MLP Opportunities (JMLP)	Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 11/30:
2014(g)	(0.29)%*

(e)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)  For the period February 23, 2011 (commencement of operations) through November 30, 2011.

(g)  For the period March 26, 2014 (commencement of operations) through November 30, 2014.

*  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Energy MLP Total Return Fund (JMF) ("Energy MLP Total Return (JMF)")

•  Nuveen All Cap Energy MLP Opportunities Fund (JMLP) ("All Cap Energy MLP Opportunities (JMLP)")

The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end registered investment companies. Energy MLP Total Return (JMF) and All Cap Energy MLP Opportunities (JMLP) were each organized as a Massachusetts business trust on September 27, 2010 and July 25, 2013, respectively.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions.

The Adviser has entered into sub-advisory agreements with Advisory Research Inc., (formerly FAMCO MLP) ("Advisory Research" or the "Sub-Adviser"), a wholly-owned subsidiary of Piper Jaffray Companies, under which the Sub-Adviser's MLP & Energy Infrastructure team manages the investment portfolios of the Funds. On January 1, 2014, FAMCO MLP formally changed its name to Advisory Research, Inc. and the MLP & Energy Infrastructure team adopted the Advisory Research brand.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds' investment objectives or policies.

Because the consummation of the acquisition resulted in the "assignment" (as defined in the Investment Company Act of 1940) and automatic termination of the Funds' investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund's Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund's Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Energy MLP Total Return's (JMF) investment objective is to provide tax-advantaged total return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships ("MLPs") in the energy sector. Under normal market circumstances, the Fund will invest at least 80% of its managed assets (as defined in Note 6 – Management Fees and Other Transactions with Affiliates) in MLPs in the energy sector. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs and debt securities of MLPs. Further, the Fund considers an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

All Cap Energy MLP Opportunities' (JMLP) investment objective is to provide a high level of total return including current distributions and capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in energy MLPs. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. The Fund considers an MLP to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids

Nuveen Investments

(including propane), crude oil, refined petroleum products or coal. The Fund will invest at least 60% of its managed assets in small and mid cap energy MLPs. The Fund considers an MLP to be small cap if its market capitalization at the time of investment is less than the capitalization limit for the small cap MLPs included in the Solactive Junior MLP Composite Index immediately after its first reconstitution in each calendar quarter. The Fund considers an MLP to be large cap if its market capitalization at the time of investment is greater than the median market capitalization of the Alerian Large Cap MLP Index immediately after its first reconstitution in each calendar year. The Fund considers an MLP to be mid cap if its market capitalization at the time of investment is less than the median market capitalization of the Alerian Large Cap MLP Index and greater than the capitalization limit for the Solactive Junior MLP Composite Index. The Fund's capitalization thresholds will change over time as the composition of these indices change.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recognized on an accrual basis.

Each Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. Each Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as "Distributions from MLPs" on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities, which are recognized as "Return of capital on distributions from MLPs" on the Statement of Operations. For the fiscal year ended November 30, 2014, each Fund estimated and characterized 100% of its distributions from MLPs as return of capital.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Income Taxes

Each Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, each Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate for the Energy MLP Total Return (JMF) and All Cap Energy MLP Opportunities (JMLP) are 2.62% and 2.32%, respectively. Each Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. Current tax expense may include non-deductible interest and penalties.

Each Fund's income tax provision consists of the following as of November 30, 2014:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Current tax expense (benefit):
Federal	$4,328,578	$1,385,569
State	272,003	148,027
Total current tax expense (benefit)	$4,600,581	$1,533,596
	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Deferred tax expense (benefit):
Federal	$64,189,871	$1,754,229
State	5,022,483	117,888
Total deferred tax expense (benefit)	$69,212,354	$1,872,117

Nuveen Investments

Notes to Financial Statements (continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
Description	Amount	Rate	Amount	Rate
Application of statutory income tax rate	$69,517,851	35.00%	$3,232,360	35.00%
State income taxes, net of federal benefit	5,199,285	2.62	214,106	2.32
Effect of permanent differences	(732,900)	(0.38)	—	—
Change in tax rate – effect of statutory tax rate versus graduated tax rate	(184,391)	(0.09)	(40,753)	(0.44)
Other	13,090	0.01	—	—
Effect of valuation allowance	—	—	—	—
Total income tax expense (benefit)	$73,812,935	37.16%	$3,405,713	36.88%

Each Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund includes its allocable share of the MLPs' taxable income in computing its own taxable income. Each Fund's tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes ("ASC 740") that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

Components of the Funds' deferred tax assets and liabilities as of November 30, 2014, are as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Deferred tax assets:
Federal net operating loss	$15,199,457	$—
State net operating loss carryforward (tax basis)	1,236,389	—
Accumulated net unrealized loss on swaps (tax basis)	898,330	—
Tax credit carryforward – AMT	525,073	—
Other	7,403	—
	$17,866,652	$—
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(220,463,573)	$(1,872,117)
Net deferred taxes before valuation allowance	$(202,596,921)	$(1,872,117)
Less: valuation allowance	(1,206,811)	—
Net deferred tax assets (liabilities)	$(203,803,732)	$(1,872,117)
Changes in the valuation allowance were as follows:
Balance at the beginning of period	$1,206,811	$—
Provision to return	—	—
Release of valuation allowance	—	—
Change in state tax deferred rate	—	—
Balance at the end of period	$1,206,811	$—

Nuveen Investments

As of November 30, 2014, the Funds' tax year end, the following Fund had net operating loss carryforwards available for federal income tax purposes to be applied against future taxable income, if any. If not applied, the carryforwards will expire as follows:

Energy MLP Total Return (JMF)
Expiration:
November 30, 2034	$43,427,020

As of November 30, 2014, Energy MLP Total Return (JMF) had AMT credit carryforwards of $525,073. AMT credits can be used to reduce regular tax to the extent regular tax exceeds the AMT in a future year. AMT credits to not expire.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of November 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cost of investments	$796,515,240	$321,888,741
Gross unrealized:
Appreciation	$644,899,186	$25,644,335
Depreciation	(46,531,037)	(20,632,252)
Net unrealized appreciation (depreciation) of investments	$598,368,149	$5,012,083

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund uses a cash flow-based distribution approach, designed to provide attractive quarterly distributions throughout the year, in amounts based on each Fund's net cash flow received from portfolio investments. Net cash flow consists primarily of distributions received from each Fund's investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses. Currently, each Fund intends to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components, such as realized or unrealized capital gains and/or returns of Fund principal.

For purposes of determining the income tax characterization of each Fund's distributions, the amount of each Fund's distributions attributable to each Fund's earnings and profits for federal income tax purposes are characterized to Fund shareholders as taxable ordinary dividends, while the amount of distributions in excess of each Fund's earnings and profits for federal income tax purposes are characterized as a return of capital. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund's annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by each MLP held by each Fund on the MLP's Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses.

Each Fund treats distributions from any given MLP holding as a return of capital to the extent of each Fund's income tax basis in that MLP, and will reduce its basis in that MLP holding by the amount of such distribution so treated as a return of capital. In contrast, each Fund will recognize income (and thereby increase its earnings and profits) if and to the extent that it receives a distribution from an MLP holding that exceeds its income tax basis in that MLP holding.

The character of each Fund's distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. Each Fund's accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. It is currently estimated that a significant portion of each Fund's distributions during the fiscal year ended November 30, 2014, will be characterized for U.S. GAAP purposes as a return of capital.

Equity Shelf Program and Offering Costs

Energy MLP Total Return (JMF) filed a registration statement with the Securities and Exchange Commissions ("SEC") authorizing the Fund to issue 9.8 million additional shares through an equity shelf program ("Shelf Offering"), which was declared effective during the current fiscal period.

Nuveen Investments

Notes to Financial Statements (continued)

Under the Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's net asset value ("NAV") per share.

Authorized shares, shares issued and offering proceeds, net of offering costs under the Fund's Shelf Offering during the fiscal year ended November 30, 2014, were as follows:

Energy MLP Total Return (JMF)
Year Ended 11/30/14
Authorized shares	9,800,000 *
Shares issued	—
Offering proceeds, net of offering costs	$—

*  Shelf Offering declared effective by the SEC during the current reporting period.

Costs incurred by the Fund in connection with its initial Shelf Offering are recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of "Other expenses" on the Statement of Operations. Any additional costs the Fund may incur in connection with its Shelf Offering are expensed as incurred and recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets, when applicable.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of swap contracts are provided by a pricing service approved by the Funds' Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These investments are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Nuveen Investments

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Energy MLP Total Return (JMF)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$1,260,713,401	$—	$—	$1,260,713,401
Common Stocks	132,369,380	—	—	132,369,380
Short-Term Investments:
Repurchase Agreements	—	1,800,608	—	1,800,608
Investments in Derivatives:
Interest Rate Swaps**	—	(2,418,384)	—	(2,418,384)
Total	$1,393,082,781	$(617,776)	$—	$1,392,465,005
All Cap Energy MLP Opportunities (JMLP)
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$301,971,415	$—	$—	$301,971,415
Common Stocks	22,653,928	—	—	22,653,928
Short-Term Investments:
Repurchase Agreements	—	2,275,481	—	2,275,481
Total	$324,625,343	$2,275,481	$—	$326,900,824

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation

Nuveen Investments

Notes to Financial Statements (continued)

Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Master Limited Partnerships

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, which are intended to have no role in the operation and management of the entity and receive cash distributions.

Each Fund may purchase both domestic and international MLPs. Each Fund's investment in MLPs may include ownership of MLP common units and MLP subordinated units. Each Fund also may purchase MLP I-Shares (together with the MLPs, the "MLP Entities"). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. Each Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers or other qualified institutional buyers.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Energy MLP Total Return (JMF)	Fixed Income Clearing Corporation	$1,800,608	$(1,800,608)	$—
All Cap Energy MLP Opportunities (JMLP)	Fixed Income Clearing Corporation	$2,275,481	$(2,275,481)	$—

*  As of November 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Funds' Portfolio of Investments for details on the repurchase agreements

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value

Nuveen Investments

recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap contracts involve a Fund's agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (,net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by a Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between a Fund's basis in the swap contract and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the current fiscal period, Energy MLP Total Return (JMF) continued to invest in swap contracts to hedge future leverage interest expenses. At the end of the period, these swaps were restructured; the maturity was moved out into the future, and an option was sold to allow the swap counterparty to extend the swap by two further years. This transaction allowed a lower all-in fixed rate for the portion of leverage covered by the swap.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended November 30, 2014, was as follows:

Energy MLP Total Return (JMF)
Average notional amount of interest rate swap contracts outstanding*	$192,750,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by Energy MLP Total Return (JMF) as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(2,418,384)

The following table presents the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Energy MLP Total Return (JMF)	JPMorgan	$—	$(2,418,384)	$—	$(2,418,384)	$1,663,441	$(754,943)

** Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain/(Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Energy MLP Total Return (JMF)	Interest rate	Swaps	$—	$(5,614,708)

Nuveen Investments

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in shares were as follows:

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
	Year Ended 11/30/14	Year Ended 11/30/13	For the Period 3/26/14 (commencement of operations) through 11/30/14
Shares:
Sold	—	—	12,750,000
Issued to shareholders due to reinvestment of distributions	—	172,655	1,510
Total	—	172,655	12,751,510

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions, where applicable) during the fiscal year ended November 30, 2014, were as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Purchases	$96,772,248	$406,615,537
Sales	77,927,857	78,649,106

6. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.9000%
For the next $500 million	0.8750
For the next $500 million	0.8500
For the next $500 million	0.8250
For managed assets over $2 billion	0.8000

Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2014, the complex-level fee rate for each of these Funds was 0.1639%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

7. Borrowing Arrangements

The Funds have entered into borrowing arrangements ("Borrowings") as a means of leverage.

During the period December 1, 2013 through December 19, 2013, Energy MLP Total Return (JMF) was entered into a $302 million (maximum commitment amount) prime brokerage facility with Deutsche Bank AG ("Deutsche Bank"). Interest expense incurred on these Borrowings was calculated at a rate per annum equal to 3-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85%. In addition, the Fund accrued a commitment fee of 0.50% per annum on the unused portion of the maximum commitment amount. On December 19, 2013, the Fund terminated its Borrowings with Deutsche Bank.

During the period December 19, 2013 through August 8, 2014, the Fund was entered into a $315 million (maximum commitment amount) credit agreement with an affiliate of Bank of America Merrill Lynch ("BAML"). Interest expense incurred on these Borrowings was calculated at a rate per annum equal to the 1-Month LIBOR plus 0.75% or if LIBOR were to become unavailable, the Federal Funds Rate plus 1.25%. The Fund also accrued a commitment fee of 0.25% per annum on the daily undrawn portion of the maximum commitment amount unless the undrawn portion on that day is less than 20% of the maximum commitment amount. On August 8, 2014, the Fund terminated its Borrowings with BAML.

On August 8, 2014, the Fund entered into a $390 million (maximum commitment amount) credit agreement with an affiliate of Bank of Nova Scotia ("Nova Scotia"). As of November 30, 2014, the Fund's outstanding balance on the Borrowings was $315 million. Interest is charged on these Borrowings at a rate per annum equal to the 1-Month LIBOR plus 0.75%. The Fund also accrues a commitment fee of 0.15% per annum on the daily undrawn portion of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

During the fiscal year ended November 30, 2014, the average daily balance outstanding and average annual interest rate on the Borrowings was $297.1 million and 0.91%, respectively.

On April 16, 2014, All Cap Energy MLP Opportunities (JMLP) entered into a $100 million (maximum commitment amount) credit agreement with Nova Scotia. As of November 30, 2014, the Fund's outstanding balance on the Borrowings was $85 million. Interest charged on the Borrowings is calculated at a rate per annum equal to 1-Month LIBOR plus 0.70%. In addition, the Fund accrues a commitment fee of 0.15% per annum on the daily undrawn portion of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

During the period April 16, 2014 through November 30, 2014, the average daily balance outstanding and average annual interest rate on the Borrowings was $83.1 million and 0.85%, respectively.

In order to maintain the Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund's Borrowings outstanding are fully secured by the securities held in their Portfolio of Investments.

Each Fund's Borrowings outstanding is recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Nuveen Investments

Additional

Fund Information (Unaudited)

Board of Trustees

William Adams IV*	Robert P. Bremner**	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

** Retired from the Funds' Board of Trustees effective December 31, 2014.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JMF	JMLP
Common shares repurchased	—	—

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction ("DRD") for corporations and their percentages as qualified dividend income ("QDI") for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JMF	JMLP
% DRD	100%	100%
% QDI	100%	100%

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

■  Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund's portfolio.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme-diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board

Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				195
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

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Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				195
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				195

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago.	195
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195
Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				196
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014)	89
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	196

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	196
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				196
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	196
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	196
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				196

Nuveen Investments

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	196

(1)  The Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-A-1114D 5381-INV-Y01/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN ENERGY MLP TOTAL RETURN FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
November 30, 2014	$56,652	$0	$46,610	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

November 30, 2013	$54,221	$1,000	$110,100	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1)         “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)         “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)         “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)         “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
November 30, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

November 30, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
November 30, 2014	$46,610	$0	$0	$46,610
November 30, 2013	$110,100	$0	$0	$110,100

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Advisory Research Inc., (formerly FAMCO MLP) (the “Sub-Adviser” or “ARI”).  The Sub-Adviser’s Proxy Voting Policies and Procedures are as follows:

ADVISORY RESEARCH

PROXY VOTING POLICY

Proxy Voting Policy and Procedures

Regulatory Requirement

An adviser exercising proxy voting for clients must:

a)    Written Policies and Procedures. Adopt written policies and procedures that (1) are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, and (2) address how the adviser resolves any material conflicts of interest that may arise when voting client proxies;

b)    Information Disclosures. Disclose to clients how they can obtain information about how the adviser voted their securities, and how clients can obtain a copy of the adviser’s proxy voting policies and procedures; and

c)     Policies and Procedures Description. Describe in its Form ADV Part II or in a separate disclosure document the adviser’s proxy voting policies and procedures.

[Rule 206(4)-6]

Policy

ARI seeks to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of ARI’s clients.

Procedures for MLP & Energy Infrastructure Strategies:

Voting decisions. ARI shall evaluate each proxy of a Master Limited Partnership (“MLP”) on a case by case basis due to their unique nature.  Any proxies received for equity or debt securities other than MLP’s will be voted with management because ARI believes that recommendations by management teams or their board of directors generally are in shareholders’ best interests, and therefore in the best economic interest of ARI’s clients.   There are times when ARI believes management’s position on a particular proxy issue is not in the best interests of our clients but it does not warrant a sale of the clients’ shares. In these circumstances, ARI will vote contrary to management’s recommendations.

Decision to abstain.  ARI may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that ARI has decided to sell, proxies issued for securities that ARI did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than ARI), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements.

ARI also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.

Conflicts of Interest. In certain circumstances, such as when the proponent of a proxy proposal is also a client of ARI, an appearance might arise of a potential conflict between ARI’s interests and the interests of affected clients in how the proxies of that issuer are voted. When ARI itself knowingly does business with a particular proxy issuer and a material conflict of interest between ARI’s interests and clients’ interests may appear to exist, ARI generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that ARI may use to assist in voting proxies.

ARI generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. ARI will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

In unusual cases, ARI may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit ARI to vote the proxies under its usual policy;

(ii) Abstaining from voting the proxies; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves. ARI generally will notify clients if it uses one of these alternative procedures to resolve a material conflict of interest.

Voting by Client Instead of ARI

An ARI client may vote its own proxies instead of directing ARI to do so. ARI recommends this approach if a client believes that proxies should be voted based on political or social interests. ARI generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with ARI’s procedures or with the client’s best economic interest in ARI’s view.

ARI generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

Recordkeeping. ARI or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

(i) Copies of all proxy voting policies and procedures;

(ii) Copies of proxy statements received (unless maintained elsewhere as described below);

(iii) Records of proxy votes cast on behalf of clients;

(iv) Documents prepared by ARI that are material to a decision on how to vote or memorializing the basis for a decision;

(v) Written client requests for proxy voting information and

(vi) Written responses by ARI to written or oral client requests.

ARI will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if ARI relies on the service provider to maintain related records.

ARI or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

Adopted effective August 1, 2003 and as amended July 31, 2014.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Advisory Research Inc., (formerly FAMCO MLP) (the “Sub-Adviser” or “ARI”), as sub-adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser.

A. PORTFOLIO MANAGER BIOGRAPHIES

The following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

James J. Cunnane Jr., CFA — Managing Director, Chief Investment Officer-MLPs

Mr. Cunnane is the Managing Director and Chief Investment Officer of the Advisory Research MLP & Energy Infrastructure team (formerly FAMCO MLP).  He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee.  He joined the MLP team  in 1996 and currently serves as a portfolio manager for three closed-end  mutual funds: the Fiduciary/Claymore MLP Opportunity Fund and the Nuveen Energy MLP Total Return Fund and the Nuveen All Cap Energy MLP Opportunities Fund.  He also serves as a portfolio manager for two open-end mutual funds: the Advisory Research MLP & Energy Income Fund and the Advisory Research MLP & Energy Infrastructure Fund.   Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA) charterholder.  He serves on the finance council and  investment committee of the Archdiocese of St. Louis and on the Board of Directors of St. Patrick’s Center.

Quinn T. Kiley — Managing Director, Senior Portfolio Manager

Mr. Kiley is the Managing Director and Senior Portfolio Manager of the Advisory Research MLP & Energy infrastructure team (formerly FAMCO MLP) and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process.  He joined the MLP team in 2005.  Prior to joining the MLP team, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley serves as a portfolio manager for three closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the Nuveen Energy MLP Total Return Fund and the Nuveen All Cap Energy MLP Opportunities Fund.  He also serves as a portfolio manager for two open-end mutual funds: the Advisory Research MLP & Energy Income Fund and the Advisory Research MLP & Energy Infrastructure Fund.  Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

B. OTHER ACCOUNTS

Other Accounts Managed by Portfolio Managers as of November 30, 2014

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

James Cunnane	4	2	593	0	1	0

	$2,690,437,947	$17,754,372	$1,668,839,748	$0	$15,552,768	$0

Quinn T. Kiley	4	2	593	0	1	0

	$2,690,437,947	$17,754,372	$1,668,839,748	$0	$15,552,768	$0

C. POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

D. FUND MANAGER COMPENSATION

The primary portfolio managers’ compensation is as follows for James J. Cunnane, Jr. and Quinn T. Kiley:

Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities.

Annual Bonus. The portfolio managers’ annual bonuses are determined by the CEO of ARI pursuant to a specific company formula. The bonuses are not based on the performance of the registrant or other managed accounts.  The monies paid are directly derived from a “pool” created from the MLP Team’s earnings.  The bonus is payable in a combination of cash and restricted Piper Jaffray Companies stock.

The portfolio managers also participate in benefit plans and programs generally available to all employees.

E. OWNERSHIP OF JMF AS OF NOVEMBER 30, 2014.

The following table discloses the dollar range of equity securities of the Fund beneficially owned by the Portfolio Manager as of November 30, 2014:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James J. Cunnane, Jr.	$50,001-$100,000
Quinn T. Kiley	$100,001-$500,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)                  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Energy MLP Total Return Fund

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: February 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: February 5, 2015

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: February 5, 2015